UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 23, 2017

Career Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

231 North Martingale Road Schaumburg, IL		60173
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 23, 2017 and the following matters were voted on at that meeting:

(1)	The Company’s stockholders voted as follows to elect eight directors to the Company’s Board of Directors:

Directors:	Votes For:	Against:	Abstain:	Broker Non-Votes:
Dennis H. Chookaszian	51,851,583	1,484,542	32,726	7,715,729
Kenda B. Gonzales	53,167,855	148,196	52,800	7,715,729
Patrick W. Gross	51,906,046	1,430,335	32,470	7,715,729
Gregory L. Jackson	52,688,507	647,572	32,772	7,715,729
Thomas B. Lally	52,967,332	368,777	32,742	7,715,729
Todd S. Nelson	53,011,999	324,126	32,726	7,715,729
Leslie T. Thornton	52,847,763	488,362	32,726	7,715,729
Richard D. Wang	52,658,704	657,347	52,800	7,715,729

(2)	The Company’s stockholders approved, on a nonbinding advisory basis, the executive compensation paid by the Company to its named executive officers, by the votes set forth in the table below:

Votes For:	Against:	Abstain:	Broker Non-Votes:
43,026,982	10,331,476	10,393	7,715,729

(3)	The Company’s stockholders recommended, on a nonbinding advisory basis, an annual frequency of holding a nonbinding stockholder advisory vote on the executive compensation paid by the Company to its named executive officers, by the votes set forth in the table below:

1 Year:	2 Years:	3 Years:	Abstain:	Broker Non-Votes:
39,522,893	1,565,972	12,276,273	3,713	7,715,729

In light of such vote, the Company will hold a nonbinding stockholder advisory vote on executive compensation on an annual basis until the next required vote on the frequency of such nonbinding stockholder advisory vote or until the Company’s Board of Directors otherwise determines that a different frequency for such vote is in the best interests of the Company’s stockholders.

(4)	The Company’s stockholders voted as follows to ratify the selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2017:

Votes For:	Against:	Abstain:	Broker Non-Votes
61,068,893	10,040	5,647	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREER EDUCATION CORPORATION

By:	/s/ Jeffrey D. Ayers
Jeffrey D. Ayers
Senior Vice President, General Counsel and Corporate Secretary

Dated: May 24, 2017